UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported) April 25, 2003




                            FirstFed Financial Corp.
             (Exact name of registrant as specified in its charter)



        Delaware                 1-9566                   95-4087449
(State of Incorporation) (Commission File No.) (IRS Employer Identification No.)



  401 Wilshire Boulevard, Santa Monica, California,           90401-1490
        (Address of principal executive offices)             (Zip Code)


       Registrant's telephone number, including area code: (310) 319-6000














                           Total number of pages is 5
                         Index to Exhibit is on Page 3.

ITEM 7. FINANCIAL STATEMENTS, PRO-FORMA FINANCIAL INFORMATION AND EXHIBITS

        (c) Exhibits

            99.0   Monthly Financial Data as of March 31, 2003 (Unconsolidated)

ITEM 9.  REGULATION FD DISCLOSURE.

     The Registrant hereby incorporates by reference into this Item 9 the summary monthly financial data as of March 31, 2003 attached as Exhibit 99.0, which is being furnished in accordance with Rule 101(e)(1) under Regulation FD and shall not be deemed to be filed.

     The Registrant hereby incorporates by reference into this Item 9 the Loan Portfolio Segment Reports as of March 31, 2003, attached as Exhibit 99.1, which are being furnished in accordance with Rule 101(e)(1) under Regulation FD and shall not be deemed to be filed. This information is being presented by management of the Registrant in response to the request of various analysts and investors for additional information regarding the single family loan portfolio of Registrant's sole subsidiary, First Federal Bank of California (the "Bank"). Specifically, the report presents information which management believes is relevant to the perceived issue of prepayment risk on recently originated single family home loans in the Bank's portfolio. Information regarding prepayment risk on other loans in the Bank's portfolio is not presented herein.

     A discussion of the factors that could impact this area as to the Bank's loan portfolio in general, and the Registrant's overall business and financial performance, can be found in the Registrant's reports filed with the Securities and Exchange Commission. These factors include, among others, general economic and business conditions and changes therein, competition, consumer preferences and various other matters beyond the Registrant's control. Given these concerns, investors and analysts should not place undue reliance on the enclosed information. These reports speak only as of their stated date, and the Registrant undertakes no obligation to publicly update or revise the reports, although it may do so from time to time as management of the Registrant believes is warranted.

                               S I G N A T U R E S

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                             FIRSTFED FINANCIAL CORP.



Dated: April 25, 2003                        By:/s/ Douglas J. Goddard
                                                    Douglas J. Goddard
                                                    Chief Financial Officer

                                INDEX TO EXHIBITS



Item                                                              Page

99.0    Monthly Financial Information as of March 31, 2003         4

                      First Federal Bank of California, fsb
                          MONTHLY REPORT OF OPERATIONS
                       Unconsolidated Financial Highlights
                                    Unaudited
                             (Dollars in thousands)

                                 As of, for     As of, for      As of, for      As of, for        As of, for
                                  the month      the month       the month     the 3 months      the 3 months
                                    ended          ended          ended           ended             ended
                                  March 31,    February 28,      March 31,      March 31,         March 31,
                                     2003          2003            2002            2003             2002
Cash and investments          $      168,221  $     137,107  $     252,417  $       168,221  $       252,417
Total assets                  $    4,416,212  $   4,325,278  $   4,566,197  $     4,416,212  $     4,566,197

LOANS:
Total mortgage-backed
  securities                  $      185,315  $     190,086  $     256,934  $       185,315  $       256,934
Total loans, net              $    3,929,897  $   3,864,100  $   3,907,136  $     3,929,897  $     3,907,136

Loans originated/purchased:
  Single family loans                145,533        115,420         72,363          388,779          159,319
  Multi-family loans                  64,791         22,070         46,991          121,815          119,372
  Commercial real estate               2,420          5,585         11,123           10,110           15,973
  loans
  Other                                5,694          6,162          1,821           18,225            4,866
                                 ------------   ------------    -----------    -------------    -------------
                              $      218,438  $     149,237  $     132,298  $       538,929  $       299,530
                                 ============   ============    ===========    =============    =============

Percentage of ARMs orignated:            69%            64%            47%              66%              43%

Loans repayments:
  Single family loans         $       78,016  $      80,002  $     119,015  $       235,509  $       300,886
  Multi-family and commerical         75,353         36,227         37,898          140,424           72,286
    real estate loans
  Other                                3,671          5,264         11,969           14,515           24,703
                                 ------------   ------------    -----------    -------------    -------------
                              $      157,040  $     121,493  $     168,882  $       390,448  $       397,875
                                 ============   ============    ===========    =============    =============

Loans sold                    $       11,137  $      12,154  $       7,136  $        40,460  $        18,184

Average rate on loans
   originated/purchased                5.01%          5.24%          6.43%            5.11%            6.39%
Percentage of portfolio in
   adjustable rate loans              72.00%         71.68%         69.80%           72.00%           69.80%
Non-performing assets
   to total assets                     0.14%          0.16%          0.16%            0.14%            0.16%

BORROWINGS:
Federal Home Loan Bank
   Advances                   $    1,347,000  $   1,237,000  $   1,467,000  $     1,347,000  $     1,467,000
Reverse
repurchase                    $      149,021  $     154,021  $     127,695  $       149,021  $       127,695
   agreements

DEPOSITS:
Retail deposits               $    2,366,712  $   2,338,211  $   2,162,654  $     2,366,712  $     2,162,654
Wholesale deposits                   143,766        188,956        419,389          143,766          419,389
                                 ------------   ------------    -----------    -------------    -------------
                              $    2,510,478  $   2,527,167  $   2,582,043  $     2,510,478  $     2,582,043
                                 ============   ============    ===========    =============    =============

Net increase (decrease)       $      (16,689) $     (20,030) $       73,035 $       (34,555) $        29,036

AVERAGE INTEREST RATES:
Yield on loans                         5.76%          5.79%          6.22%            5.83%            6.44%
Yield on investments                   3.48%          3.97%          3.14%            3.88%            2.55%
Yield on earning assets                5.69%          5.74%          6.05%            5.77%            6.24%
Cost of deposits                       1.72%          1.82%          2.63%            1.83%            2.79%
Cost of borrowings                     3.44%          3.51%          4.49%            3.52%            4.59%
Cost of money                          2.34%          2.42%          3.35%            2.43%            3.52%
Earnings spread                        3.35%          3.32%          2.70%            3.34%            2.72%
Effective net spread                   3.49%          3.46%          2.85%            3.49%            2.89%

                      First Federal Bank of California, fsb
                          LOAN PORTFOLIO STRATIFICATION
                              As of March 31, 2003
                       Unconsolidated financial highlights
                                    Unaudited
                             (Dollars in thousands)

REAL ESTATE LOAN PORTFOLIO
                                               Bank          Percent
                                               owned           of
                                               balance        Total
Property type:
  Single family                             $  1,872,870         47%
  Multi-family                                 1,656,174         42%
  Commercial & industrial                        410,542         11%
  Construction                                     6,937          0%
  Land                                               134          0%
                                               ----------    --------
      Total real estate loans               $  3,946,657        100%
                                               ==========    ========
Single family:
  Without prepayment penalty                $  1,348,197         72%
  With prepayment penalty                        524,673         28%
                                               ----------    --------
      Total single family loans             $  1,872,870        100%
                                               ==========    ========
Age:
  0 to 10 years                             $  1,138,553         84%
  >10 years                                      209,644         16%
                                               ----------    --------
      Total                                 $  1,348,197        100%
                                               ==========    ========

                                        Single family loans without prepayment penalty
                                                      Loans 0 to 10 Years
                                             Balances by Current Principal Balance

                                                                           Greater                  Percent
 Current interest      Less than    $252 -        $275 -        $500 -      than                      of
    rate range           $252        $275          $500        $1,000      $1,000        Total       total
<4.75%              $     11,106  $    1,843  $    47,726  $    55,615  $   19,604  $    135,894      11.9%
4.75%-5.00%               39,750       6,657       53,935       64,342      40,189       204,873      18.0%
5.00%-5.25%               55,284       8,250       60,752       65,331      35,892       225,509      19.8%
5.25%-5.50%               51,356       4,468       55,524       38,472      31,314       181,134      15.9%
5.50%-5.75%               22,643       3,682       23,770       15,384       4,076        69,555       6.1%
5.75%-6.00%               21,686       3,950       28,363       14,958       8,849        77,806       6.9%
6.00%-6.25%               23,241         789       12,224        9,703       6,944        52,901       4.6%
6.25%-6.50%                8,810         550       11,439        6,434       7,661        34,894       3.1%
6.50%-6.75%                6,599       1,581        8,955       14,797       3,556        35,488       3.1%
6.75%-7.00%                7,381       1,042       11,398       11,512       6,486        37,819       3.3%
7.00%-7.25%                3,597       1,069        7,718        4,760      17,010        34,154       3.0%
7.25%-7.50%                2,499         545        8,045        3,807       5,915        20,811       1.8%
7.50%-7.75%                2,389         262        4,353           --       6,099        13,103       1.2%
7.75%-8.00%                2,248          --        5,014        1,749          --         9,011       0.8%
>8.00%                     2,041         256        2,623          681          --         5,601       0.5%
                       ----------    --------    ---------    ---------   ---------    ----------   --------
Total               $    260,630  $   34,944  $   341,839  $   307,545  $  193,595   $ 1,138,553     100.0%
                       ==========    ========    =========    =========   =========    ==========   ========
